                                                                    Exhibit 99.1
                   INDEPENDENT AUDITORS' REPORT ON SCHEDULE



To the Board of Directors and Stockholders
Signature Eyewear, Inc.

In connection with our audit of the consolidated financial statements of Signature Eyewear, Inc. and Subsidiaries referred to in our report dated February 8, 2000, which is included in the annual report to security holders and incorporated by reference in Part II of this form, we have also audited Schedule II for each of the three years in the period ended October 31, 1999. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.



Los Angeles, California
February 8, 2000

                   SIGNATURE EYEWEAR, INC. AND SUBSIDIARIES

                SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                           OCTOBER 31, 1998 AND 1999

                                                                              Additions
                                                                 Balance at   Charged to   Deductions
                                                                 Beginning    Costs and       from      Balance at
                                                                  of Year      Expenses    Allowance    End of Year
                                                                 ----------   ----------   ----------   -----------
Year Ended October 31, 1997:
   Allowances deducted from related balance sheet accounts:
       Accounts receivable                                          $45,000     $ 15,316           $0      $ 60,316
                                                                    =======     ========           ==      ========
Year Ended October 31, 1998:
   Allowances deducted from related balance sheet accounts:
       Accounts receivable                                          $60,316     $ 11,152           $0      $ 71,468
                                                                    =======     ========           ==      ========
Year Ended October 31, 1999:
   Allowances deducted from related balance sheet accounts:
       Accounts receivable                                          $71,468     $126,895           $0      $198,363
                                                                    =======     ========           ==      ========
       Inventories                                                  $     0     $ 63,368           $0      $ 63,368
                                                                    =======     ========           ==      ========